Supplement, dated May 13, 1998, to the prospectus, dated March 1, 1998, of
           Seligman Henderson Global Fund Series, Inc. (the "Fund")


      Effective  immediately,   the  following  supersedes  and  replaces  the
contrary information contained in the Fund's prospectus under "Management Services--Portfolio Management."

      Marion S. Schultheis, who joined the Manager as Managing Director in May 1998, is Portfolio Manager of the Global Growth Opportunies Fund. Ms. Schultheis is also Portfolio Manager of Seligman Capital Fund, Inc., Seligman Growth Fund, Inc. and the Seligman Capital Portfolio and the Seligman Henderson Global Growth Opportunities Portfolio of Seligman Portfolios, Inc. From October 1997 until May 1998, she was a Managing Director at Chancellor LGT. Prior thereto, Ms. Schultheis was a Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 until October 1997.

EQSHGS2-5/98